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                                                                   EXHIBIT 10.17






                      PHARMACEUTICAL DISCOVERY CORPORATION
                                 1999 STOCK PLAN

Section 1. PURPOSE OF PLAN

Pharmaceutical Discovery Corporation, a Delaware corporation (the "Company"), hereby adopts the 1999 Stock Plan as set forth herein (this "Plan). The purpose of this Plan is to enable the Company and its subsidiaries to attract, retain and motivate their directors, employees, consultants and advisers by providing for or increasing the proprietary interests of such persons in the Company, thereby increasing the mutuality of interest between such persons and the Company's stockholders.

Section 2. PERSONS ELIGIBLE UNDER PLAN

Any person, including any director of the Company, who is a director, employee, consultant or adviser of the Company or any of its subsidiaries (a "Grantee") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder; provided, however, that only those Grantees who are employees of the Company or any of its subsidiaries shall be eligible to be considered for the grant of Incentive Stock Options (as hereinafter defined) hereunder; provided, further, that Non-Employee Directors (as hereinafter defined) shall be eligible only for Awards granted pursuant to Section 11 of this Plan.

Section 3. AWARDS

      (a) The Board of Directors of the Company (the "Board") or the Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Grantee that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, par value $.01 per share, of the Company (the "Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

      (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

      (c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

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      (d) Awards in the form of options shall provide for an exercise price which is not less than 85% of the fair value of the stock at the time the option is granted, except that the price shall be 110% of the fair value in the case of an Incentive Stock Option (as hereinafter defined) granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. For purposes of this Paragraph (d) the fair value of stock issuable upon exercise of an option shall be determined by the Board of Directors of the Company or Committee taking into account the following:

      (i) If Stock of the same class is publicly traded in an active market of substantial depth, the recent market price of such securities.

      (ii) If stock of the same class has not been so publicly traded the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded subject to appropriate adjustment for the dissimilarities between corporations being compared.

      (iii) In the absence of any reliable indicator under subparagraph (i) and
      (ii) above, the earnings history, book value and prospects of the Company in the light of market conditions generally.

      (e) The exercise period for awards granted in the form of options shall be not more than 120 months from the date the option is granted.

      (f) Awards granted in the form of options shall provide that the holder of the option shall have the right to exercise in the event of termination of employment, to the extent that the holder is entitled to exercise on the date employment terminates, as follows:

            (i) At least six months from the date of termination if termination was caused by death or disability

            (ii) At least 30 days from the date of termination if termination was caused other than by death or disability.

      (g) Subject to the other specific provisions of this Plan, the Board or the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

            (i) A provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                  (A) the delivery of previously owned shares of capital stock of the

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                  Company (including "pyramiding") or other property,

                  (B) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award, or

                  (C) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee; or

            (ii) A provision required in order for such Award to quality as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

Section 4. STOCK SUBJECT TO PLAN; ANNUAL GRANT LIMITATION

      (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall be 6,045,334. Such maximum number does not include the number of Common Shares subject to the unexercised portion of any Incentive Stock Option granted under this Plan that expires or is terminated. Such maximum number of Common Shares is subject to adjustment as provided in Section 7 hereof (and is referred to herein as the "Share Limitation"). If any Award shall expire, terminate or be reacquired by the Company for any reason, the unexercised or reacquired portion thereof shall again be available for the grant of Awards hereunder.

      (b) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed the Share Limitation, subject to adjustment as provided in Section 7 hereof. Notwithstanding the foregoing, the Board may at any time and from time to time increase the aggregate number of Common Shares issued and issuable pursuant to all Awards granted under this Plan to a number of Common Shares not exceeding fourteen percent (14%) of aggregate number of Common Shares outstanding on an undiluted basis as shown on the then most recent audited financial statement of the Company; provided that no such increase shall in any event affect the aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan.

      (c) For purposes of Section 4(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the foregoing:

            (i) The number of Common Shares which were issued prior to such time pursuant to Awards granted under this Plan excluding (except for purposes of computing the Share Limitation applicable to Incentive Stock Options granted under this Plan) shares which were reacquired by the Company pursuant to provisions in the Awards with respect to which those shares where issued giving the Company the right to reacquire such shares upon the occurrence of certain events; plus

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            (ii) The number of Common Shares which are or may be issuable at or after such time pursuant to outstanding Awards granted under this Plan prior to such time.

      (d) In no event shall any Grantee receive, in any fiscal year, Awards which exceed an aggregate of 500,000 Common Shares.

Section 5. DURATION OF PLAN

No Awards shall be granted under this Plan after October 15, 2009. Although Common Shares may be issued after October 15,2009 pursuant to Awards granted prior to such date, no Common Shares shall be issued under this Plan after October 15, 2019.

Section 6. ADMINISTRATION OF PLAN

      (a) This Plan shall be administered by the Board or a committee thereof (the "Committee") consisting of two or more non-employee directors.

      (b) Subject to the provisions of this Plan, the Board or the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

            (i) Adopt, amend and rescind rules and regulations relating to this Plan;

            (ii) Determine which persons meet the requirements of Section 2 hereof for eligibility under this Plan and to which of such eligible persons, if any, Awards shall be granted hereunder;

            (iii) Grant Awards to eligible persons and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

            (iv) Determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof; and

            (v) Interpret and construe this Plan and the terms and conditions of any Award granted hereunder.

Section 7. ADJUSTMENTS; ACCELERATION UPON CHANGE IN CONTROL

      (a) Adjustments. If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, stock dividend, stock split, reverse stock split or the like, then, unless the terms of such transaction or document evidencing an Award shall provide otherwise, the Committee may make appropriate and proportionate adjustments in (i) the number and type of shares or other securities of the Company that may be acquired pursuant to Incentive Stock

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Options and other Awards theretofore granted under this Plan and (ii) the maximum number and type of shares or other securities of the Company that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan.

      (b) Acceleration. Each outstanding Award shall, except as otherwise provided in any applicable agreement or instrument evidencing an Award granted after the effectiveness of this Plan (as set forth in Section 9 hereof), become exercisable in full for the aggregate number of Common Shares covered thereby, or shall vest unconditionally, in the event of (i) the acquisition by any single entity or group of at least fifty percent (50%) of the outstanding voting securities of the Company or (ii) a sale of all or substantially all of the assets of the Company to another person or entity other than an affiliate of the Company, or a reorganization, merger, business combination or consolidation of the Company as a result of which in both cases at least 50% of the voting securities of the Company or its successor are held, directly or indirectly, by persons or entities who did not hold at least 50% of the voting securities of the Company immediately prior to such transaction. The Committee may also, in its discretion, accelerate the exercisability or vesting of any Award granted hereunder in accordance with the administration of this Plan. For purposes of
(i) above, "group" shall have the meaning set forth in Rule 13d-5 of the Securities and Exchange Commission under the Exchange Act, and shall include as to each person, entity or group, each "affiliate" of that person, entity or group, as that term is defined in Rule 12b-2 of the Securities and Exchange Commission under the Exchange Act. The terms "person," "entity" and "group" as used in (i) above shall not include the Company or any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, any entity holding voting securities of the Company for or pursuant to the terms of any such plan. Securities will be deemed to constitute 50% of the voting securities of the Company or its successor if the holders thereof collectively have the power to elect at least 50% of the directors or, if the successor is not a corporation, 50% of the other analogous controlling persons. In order to permit the grantee of any Award which is outstanding upon the occurrence of any of the events referred to in (i) or (ii) above to receive the same consideration as a result of such event as would the holder of the outstanding shares of Common Stock of the Company subject to the Award, the grantee will have the right to give notice of the exercise of the option or other analogous right included in the Award in advance of the occurrence of the events described in (i) or (ii) above effective upon the occurrence of such event, and any such exercise shall be deemed effective upon the occurrence of the event and prior to any termination of the Award as a result of the event.

Section 8. AMENDMENT AND TERMINATION OF PLAN

The Board may amend or terminate this Plan at any time and in any manner, provided, however, that (a) no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; and (b) no such amendment shall increase the aggregate number of Common Shares that may be issued to all Incentive Stock Options granted under this Plan (except pursuant to Section (a) 7 hereof) or change, alter or modify the employees or class of employees eligible to receive Incentive Stock Options under this Plan without the approval of the stockholders of the Company, which approval must be obtained within 12 months after the adoption of such amendment by the Board.

Section 9. EFFECTIVENESS OF THE PLAN

This Plan shall become effective as of the date of approval by the vote of a majority of the voting securities of the Company present, either in person or by proxy, and entitled to vote at a duly constituted meeting of shareholders of the Company at which a quorum is present throughout. Prior to such approval, Awards may be granted under this Plan, provided that the exercise and/or vesting of Awards so granted shall be expressly subject to the condition that this Plan shall have been so approved. Unless this Plan shall be so approved, this Plan and all Awards theretofore made hereunder shall become null and void.

Section 10. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS

Notwithstanding anything to the contrary in this Plan, Common Shares purchased upon exercise of an Award, and certificates representing all or any part of such shares, shall be issued or delivered only if (a) such shares have been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would not cause the Company to be in violation of or to incur liability under any Federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

Section 11. NON-EMPLOYEE DIRECTOR AWARDS

Notwithstanding anything to the contrary contained herein or in any agreement evidencing any Award hereunder, each member of the Board who is not an employee of the Company ("Non-Employee Directors") shall be eligible for Awards only issued pursuant to and in accordance with the terms of this Section 11.

      (a) Eligibility. Subject to the terms and conditions of this Plan, all Non-Employee Directors of the Company shall automatically become participants in this Plan under this Section 11 upon their election as directors of the Company.

      (b) Automatic Option Grants. Each person who becomes a Non-Employee Director shall automatically be awarded and issued on the date of his or her first such election and without further action of the Board, a nonqualified stock option to purchase shares of Common Stock of the Company. Such grant shall hereinafter be referred to as an "Initial Grant." If the date designated in this subjection for any Initial Grant is not a trading day of the Common Stock and the Common Stock is then traded, such Initial Grant shall be made on the first trading day which follows such designated date.

On June 1 of each year (or, in any year, if such day is not a trading day for the Common Stock and the Common Stock is then traded, the first trading day thereafter), each Non-Employee Director (other than a Non-Employee Director who received an Initial Grant within twelve months) shall be automatically awarded and issued on such date, without further action of the

Board or Committee, a nonqualified stock option to purchase 5,000 shares of Common Stock of the Company (an "Annual Grant"); provided that, in the case of a Non-Employee Director who received an Annual Grant within 12 months, the number of shares covered by such Annual Grant shall be 10,000 multiplied by a fraction, the numerator of which is the number of days elapsed from the date of such Initial Grant until the next succeeding Annual Grant, and the denominator of which is 365.

      (c) Option Prices. The purchase price of the Common Stock under each option granted pursuant to this Section 11 shall be 100% of the fair value of the Common Stock on the grant date determined under Paragraph (D) of Section 3 if at that time the Common Stock is not traded and the Fair Market Value of the Common Stock on the grant date if at that time the Common Stock is traded. The "Fair Market Value" of a share of Common Stock or of a share of another class of capital stock of the Company on any day shall be equal to the last sale price, regular way, of such a share on the business day preceding such day or, in case no such sale takes place on such day and there were sales within a reasonable period before the date for which the Fair Market Value is to be determined, the mean between the lowest and highest sales prices, regular way, on the nearest date before the date as of which the Fair Market Value is to be determined, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading or the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. If none of the foregoing provisions for determining Fair Market Value are applicable, the Fair Market Value will be determined by the Board or the Committee.

      (d) Term of Options. The term of each option issued to Non-Employee Directors hereunder shall be for a period of eight years from the grant date.

            (i) Termination of Director Status.

                  (A) Death or Permanent Disability. In the event that a Non-Employee Director shall cease to be a Non-Employee Director of the Company or any of its subsidiaries (such event shall be referred to herein as a "Terminating Event") by reason of the death or Permanent Disability (as hereinafter defined) of a Non-Employee Director, then (1) the option shall terminate on the first anniversary of the date of such Terminating Event and (2) the option shall be exercisable during that one year period by the Non-Employee Director or, in the event of death or a Permanent Disability involving the appointment of a guardian, custodian or other similar personal representative, the person or persons to whom the Non-Employee Directors'rights under the option shall have passed by will or by the applicable laws of descent or distribution or as a result of any such appointment, only to the extent that it was exercisable on the date of such death or Permanent Disability. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Non-Employee Director shall not be deemed to have a Permanent Disability unless proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that a Non-Employee Director does or does not have a Permanent Disability and/or the date thereof shall be final and binding upon the Company and the Non-Employee Director.

                  (B) Other Termination. If the Terminating Event is for any reason other than those enumerated in Subparagraph 11(d)(i)(A), the option shall terminate one (1) month from the date of such Terminating Event and shall be exercisable only to the extent it was exercisable on the date of the Terminating Event.

            (ii) Death Following the Terminating Event. If a Non-Employee Director shall die at any time after the occurrence of a Terminating Event and prior to the last date on which the option could have been exercised as provided above, then, to the extent that the option was exercisable on the date of such Terminating Event, the option shall terminate on the earlier of the date on which such option otherwise would expire or the first anniversary of the date of such death.

            (iii) Other Terminating Events. An option granted pursuant to this
            Section 11 shall terminate upon the dissolution or liquidation of the Company unless the terms of the plan of dissolution or liquidation provide otherwise.

      (e) Vesting of Options. Each option granted to a Non-Employee Director pursuant to this Section 11 shall become exercisable immediately on the date of the grant to the extent of 25% of the shares of Common Stock covered by such option, and shall become exercisable on each subsequent anniversary of the Grant Date to the extent of an additional 25% of the shares Common Stock covered by the Option until such option becomes fully exercisable.

      (f) No Right to Continue as Director. Nothing contained in this Plan or in any agreement evidencing an Award granted hereunder to a Non-Employee Director shall confer any right to continue as a director or shall any way affect the right and power of the stockholders of the Company to remove such participant as a member of the Board at any time, to the same extent as might have been done if this Plan had not been adopted.

      (g) Limitation on Amendments. This Section 11 may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

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NEITHER THIS AWARD NOR THE SECURITIES WHICH MAY BE ISSUED UPON THE EXERCISE
HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS AWARD NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS
(1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS AWARD, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS AWARD AND THE SECURITIES WHICH MAY BE ISSUED UPON THE EXERCISE HEREOF MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS

                      PHARMACEUTICAL DISCOVERY CORPORATION
                            1999 STOCK INCENTIVE PLAN

                               STOCK OPTION AWARD

      This Stock Option Award ("Award") is made as of the Date of Grant indicated below by Pharmaceutical Discovery Corporation, a Delaware corporation (the "Company"), for the benefit of the person named below as Grantee.

      WHEREAS, Grantee is a director, employee, consultant or adviser of the Company and/or one or more of its subsidiaries; and

      WHEREAS, pursuant to the Company's 1999 Stock Incentive Plan (the "Plan"), the Board of Directors of the Company (the "Board") or the Committee thereof appointed by the Board to administer the Plan (the "Committee") has approved the grant to Grantee of an option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company hereby agrees, and by accepting this Award the Grantee agrees, as follows:

1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Grantee, as of the Date of Grant indicated below, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., East Coast time, on the Expiration Date indicated below and shall be subject to all of the terms and set forth in this Award (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

                                                                     Page l of 6

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Grantee:

Date of Grant:

Number of shares purchasable:                           10,000

Exercise Price per share:                               $

Expiration Date:

Annual Vesting Rate:                                    25%

Cumulative Number of Shares                            Applicable Date
---------------------------                            ---------------
2,500 Shares                                            April 12, 2001
2,500 Shares                                            April 12, 2002
2,500 Shares                                            April 12, 2003
2,500 Shares                                            April 12, 2004

The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

      2.    Termination of Option.

      (a)   Termination of Employment or Arrangement.

            (i) Retirement. If Grantee shall cease to be a director or employee of the Company or any of its subsidiaries or shall cease to be a consultant or adviser to the Company or any of its subsidiaries, as determined by the Committee (such event shall be referred to herein as the "Termination" of Grantee's "Employment") by reason of Grantee's retirement in accordance with the Company's or any applicable employer's then-current retirement policy ("Retirement"), then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Retirement as to the number of shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Retirement. The date of Grantee's Retirement shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter; provided, however, that the Board may extend said 30 day period for a period not to exceed one year but not in any event beyond the Expiration Date.

            (ii) Death or Permanent Disability. If Grantee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Termination as to the number of shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of shares for which it has then become exercisable upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment.

"Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

            (iii) Other Termination. If Grantee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then (A) the Option shall terminate on the earlier of the date of the Expiration Date or the date of such Termination as to the number of shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment, which Termination date shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter.

      (b) Death Following Certain Terminations of Employment. Notwithstanding anything to the contrary in this Award, if Grantee shall die at any time after the Termination of his or her Employment and prior to the earlier of the Expiration Date or the date the Option would terminate as to shares for which it is then exercisable pursuant to clauses (a) (i) or (iii) above, to the extent that the Option was exercisable on the date of such death the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

      (c) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Award, the Option shall terminate upon the consummation of any of the following events:

            (i) the dissolution or liquidation of the Company, or,

            (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Option are exchanged for or converted into cash, property and/or securities not issued by the Company unless provision is made in writing in connection with any such transaction for the assumption of the Option or the substitution for the Option of a new option covering the stock of a successor entity, or a parent or subsidiary thereof, or of the Company, with appropriate adjustments as to the number and kind of shares and price; or

            (iii) a sale of substantially all of the property and assets of the Company.

      3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, then, unless such event shall cause the Option to terminate pursuant to Section 2 (c) hereof or the terms of such transaction shall provide otherwise, the Board or the Committee may make appropriate and proportionate adjustments in the number and type of shares or other securities of the Company that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

      4. Exercise. Unless the Option is transferred as permitted by Section 8, the Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. If the Option is transferred as permitted by Section 8, the Option shall be exercisable by the transferee or, in the event of the transferee's death, by the person or entity entitled to do so under the transferee's last will and testament or applicable intestate law. The Option may not be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall be in a form reasonably satisfactory to the Company and shall specify the number of shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"). By delivering the Exercise Notice, the Grantee shall be deemed to have agreed to pay or cause to be paid, and shall so pay or cause to be paid, in full such aggregate Exercise Price within five (5) business days of receipt by the Company of the Exercise Notice. Such payment shall be in cash or by wire transfer or check payable to the Company.

      As promptly as practicable following the receipt of an Exercise Notice hereunder, the Company shall issue a stock certificate registered in the name of the Grantee or his or her designee, representing the number of shares issued to the Grantee upon exercise of the Option.

      5. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any FICA, state disability insurance tax or other employment tax, then, by exercising the Option Grantee shall be deemed to have agreed to pay or cause to be paid, and shall pay or cause to be paid, such amount required to be withheld in cash or by wire transfer or check, concurrently with paying the cash portion of the Exercise Price or, if no portion of the Exercise Price is being paid in cash, concurrently with the delivery of the Exercise Notice to the Company.

      6. Notices. All notices and other communications required or permitted to be given pursuant to this Award shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 33 West Main Street, Elmsford, New York 10523, Attention: Corporate Secretary, or to Grantee at the residence address of Grantee set forth in the records of the Company, or at such other addresses as they may designate by written notice in the manner aforesaid.

      7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Award, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery may cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

      8. Limited Transferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than (i) by will or the laws of descent and distribution, (ii) by gift to a family member, (iii) by a domestic relations order to a family member in settlement of marital property rights, (iv) by transfer to an entity in which more than fifty present of the voting interests are owned by family members (or the Grantee) in exchange for an interest in that entity or (v) by transfer to a trust for the sole benefit of the Grantee or any of the foregoing. "Family member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests. Except as set forth in (iii), (iv) or (v) above, the Option cannot be transferred for value. In the event of a transfer permitted by this Section 8 the transferee shall have all of the rights and obligations of the Grantee under this Award, but all references in Section 2 to the Termination of the Option upon the Termination of Grantee's employment, retirement, death or permanent disability shall be deemed to refer to those events as they affect Grantee and not to such events with respect to the transferee and Grantee shall continue to be responsible to the Company for all federal, state and local taxes payable as a result of the exercise of the Option. In the event of such transfer, the transferee and Grantee shall give written notice thereof to the Company, which notice shall include the name, address and social security number of the transferee.

      9. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Grantee, without his or her consent, of the Option or of any of Grantee's rights under this Award. The interpretation and construction by the Board or the Committee of the Plan, this Award, the Option and such rules and regulations as may be adopted by the Board or the Committee for the purpose of administering the Plan shall be final and binding upon Grantee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Grantee or any other person or entity than entitled to exercise the Option.

      10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Award.

      11. Employment Rights. No provision of this Award or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of, or in its current arrangement with, the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Grantee, or such arrangement, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Grantee, if he or she is an employee of the Company or any of its subsidiaries, hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Grantee at any time and for any reason, or for no reason, unless Grantee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

      12. Governing Law This Award and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

      13. Fair Market Value. The "Fair Market Value" of a share of Common Stock or of a share of another class of capital stock of the Company on any day shall be equal to the last sale price, regular way, of such a share on the business day preceding such day or, in case no such sale takes place on such day and there were sales within a reasonable period before the date for which the Fair Market Value is to be detained, the mean between the lowest and highest sale prices, regular way, on the nearest date before the date as of which the Fair Market Value is to be determined, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. If none of the foregoing provisions for determining Fair Market Value are applicable, the Fair Market Value will be determined by the Board or the Committee.

IN WITNESS WHEREOF, the Company has fully executed this Award as of the Date of Grant.

                  PHARMACEUTICAL DISCOVERY CORPORATION.

                  By: ________________________
                            Chairman

Agreed to this ___ of ______, 200_

By: ____________________________________
    "Optionee"

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